UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                     ------------------------------------


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     ------------------------------------


                                DATE OF REPORT
              (Date of Earliest Event Reported): August 5, 1999


                                NATURADE, INC.
              (Exact Name of Registrant as Specified in Charter)


      DELAWARE
      (State or Other         33-7106-A               23-2442709
      Jurisdiction of         (Commission             (IRS Employer
      Incorporation)          File Number)            Identification No.)


                               14370 Myford Rd.
                           Irvine, California 92606
                   (Address of Principal Executive Offices)


                        Registrant's Telephone Number,
                     Including Area Code: (714) 573-4800














                            Exhibit Index on Page 4
                                Page 1 of 6

Item 5.  OTHER EVENTS

               On August 5, 1999, the United States Bankruptcy Court for the Northern District of Texas approved the previously reported settlement agreement between Naturade and the trustee for Performance Nutrition, Inc. Naturade issued a press release announcing the approval by the Bankruptcy Court, which is filed herewith as Exhibit 99.

               The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this report that are not historical facts are forward-looking statements based on Naturade's current expectations and beliefs concerning future developments and their potential effects on Naturade. There can be no assurance that future developments affecting Naturade will be those anticipated by Naturade. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of Naturade) and are subject to change based upon various factors. Naturade undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. For a more detailed discussion of some of the ongoing risks and uncertainties of Naturade's business, see Naturade's filings with the Securities and Exchange Commission.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

   (a)   Not applicable.

   (b)   Not applicable.

   (c)   Exhibits.


Exhibit No.          Description of Exhibit
-----------          ----------------------

 99                  Press Release dated August 9, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATURADE, INC.


                                             By: /s/ Lawrence J. Batina
                                                 ----------------------
                                                 Lawrence J. Batina,
                                                 Chief Financial Officer

Dated: August 10, 1999

                                                                  Sequentially
                                                                    Numbered
Exhibit Number       Description of Exhibit                           Page
--------------       ----------------------                           ----

 99                  Press Release dated August 5, 1999.                5

                                                                      Exhibit 99
                                                                      ----------

Monday August 9, 5:19 pm Eastern Time

Company Press Release

NATURADE ANNOUNCES COURT APPROVAL OF
SETTLEMENT OF TEXAS LITIGATION

IRVINE, CALIFORNIA--Naturade, Inc. (OTCBB:NRDC - news) announced today that the United States Bankruptcy Court for the Northern District of Texas has approved its previously reported settlement agreement with Performance Nutrition, Inc. for between $1,774,000 and $2,000,000, a significant reduction from the original judgement of $2,774,000.

With the settlement agreement now approved by the Bankruptcy Court, it is expected that the parties will consummate the terms of the settlement agreement before the end of August, 1999.

Bill Stewart, Chief Executive Officer of Naturade, said, "We are gratified to have reached this agreement and close this chapter in Naturade's history. We believe this settlement is in the best interests of Naturade and we are glad that this matter will soon be behind us."

"Naturade's position in the marketplace is growing stronger. Our new products are making inroads in all of our channels and are gaining rapid acceptance by consumers. And, our core line of protein drinks remains strong in the market with N-R-G continuing as the premier protein drink in the nation."

Stewart continued, "Naturade's Chinese Way line of herbal remedies is showing increasing success in the marketplace and we continue to roll out new products in this line."

Naturade, Inc., founded in 1926, is a leading provider of low carbohydrate, high protein powders in the United States, with eight of the top selling ten brands, including the N-R-G(TM) brand, the nation's number one selling protein powder. In addition to protein powders, the Company also distributes The Chinese Way(TM) herbal remedies, and a complete line of high concentrate Aloe-Vera based skincare products using a base of a minimum 80 percent aloe vera extract.

NOTE:

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. For a more detailed discussion of some of the ongoing risks and uncertainties of the Company's business, see the Company's filings with the Securities and Exchange Commission.

---------------------
Contact:

Pondel / Wilkinson Group
Steven Stern/Cecilia Wilkinson
(310) 207-9300
































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